SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GEOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GEOPHARMA, INC.

6950 Bryan Dairy Road

Largo, Florida 33777

September 12, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Meeting”) of GeoPharma, Inc., which will be held at the Company’s office, located at 6950 Bryan Dairy Road, Largo, Florida 33777, on Thursday, October 16, 2008, at 10:00 a.m. Eastern Standard Time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote “FOR” the proposals set forth in the accompanying Proxy Statement.

Your Board of Directors and management look forward to greeting you personally at the Meeting, and we appreciate your continued support of our company.

Sincerely,

/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer

GEOPHARMA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 16, 2008

To our Stockholders:

Notice is hereby given that the 2008 Annual Meeting of Stockholders of GeoPharma, Inc., a Florida corporation (the “Company”), will be held on October 16, 2008 at 10:00 a.m., Eastern Standard Time, at the Company’s office, located at 6950 Bryan Dairy Road, Largo, Florida 33777 for the following purposes:

1.	To elect four members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

2.	To ratify the selection of Brimmer, Burek & Keelan LLP as the Company’s independent auditors for fiscal year 2009 (Proposal No. 2); and

3.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the proposals. The Company intends to mail the Proxy Statement and Proxy enclosed with this notice on or about September 12, 2008, to all stockholders entitled to vote at the Annual Meeting. The Company’s Annual Report and Quarterly filings are available on the Company’s website, www.geopharmainc.com, under the “For Investors” tab and further under “SEC Filings”. If you were a stockholder of record of GeoPharma common stock (GORX) on August 28, 2008, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy card in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy. If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, the organization holding your account should provide you a voting instruction card. It is important that you return the voting instruction card to the organization holding your account as quickly as possible so that the organization may vote your shares.

Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer

Largo, Florida

September 12, 2008

GEOPHARMA, INC.

6950 Bryan Dairy Road

Largo, FL 33777

(727) 544 - 8866

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

You have been sent this proxy statement and the enclosed proxy card because GeoPharma, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting on the proposals described in this proxy statement (the “Proposals”). You are invited to attend the Annual Meeting to vote in person on the Proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as further described in the proxy statement and on the enclosed proxy card. The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy cards are first being mailed to stockholders on or about September 12, 2008.

When is the Annual Meeting?

October 16, 2008, 10:00 a.m. Eastern Standard Time.

Where will the Annual Meeting be held?

The meeting will be held at the Company’s corporate headquarters located at 6950 Bryan Dairy Road, Largo, Florida, 33777.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 28, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock held on that date. As of the Record Date, there were 16,459,274 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company encourages you to fill out and return the enclosed proxy card to ensure your representation at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: To elect four members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal;

•	Proposal No. 2: To ratify the selection of Brimmer, Burek & Keelan LLP as the Company’s independent auditors for fiscal year 2009; and

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these Proposals, as well as the recommendation of the Board with respect to each of these Proposals, are described in greater detail elsewhere in this proxy statement.

How do I vote?

Your vote is important. Please sign and return the enclosed proxy card in the enclosed envelope to ensure that your shares are represented at the meeting. Please refer to the proxy card and other voting instructions included with these proxy materials for more information.

With respect to the election of directors, you may either vote “FOR” the nominee proposed by the Board or you may withhold from voting for the nominee specified. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the Proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage prepaid envelope provided. So long as we receive your signed proxy card by the Annual Meeting, your shares will be voted as you have directed on the card.

Whether or not you plan to attend the Annual Meeting, the Company encourages you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares only with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange and the American Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “FOR” the election of the nominee for director and “FOR” each of the other Proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote after submitting my proxy card?

You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a more recent date than that of the proxy card first submitted;

•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 6950 Bryan Dairy Road, Largo, Florida 33777; or

•

You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. Furthermore, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

•

Proposal No. 1: Proposal No. 1 (to elect four members to the Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal) will be approved if one-third of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•

Proposal No. 2: Proposal No. 2 (to ratify the selection of Brimmer, Burek & Keelan LLP as the Company’s independent auditors for fiscal year 2009) will be approved if one-third of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1 and 2 a quorum will be present if at least one-third of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were 16,459,274 shares of Common Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published via press release after the meeting on October 16, 2008 and in the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2009.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN LLP AS AUDITORS.

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 1

ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors has nominated Mr. Mihir K. Taneja, Dr. Kotha S. Sekharam, Mr. Shan Shikarpuri and Mr. George L. Stuart, Jr. to serve as a class of directors until 2011 or until their respective successors are elected and qualified:

Mr. Mihir K. Taneja — DIRECTOR, to serve until the 2011 Annual Meeting of Stockholders or until his successor is elected and qualified.

Dr. Kotha S. Sekharam — DIRECTOR, to serve until the 2011 Annual Meeting of Stockholders or until his successor is elected and qualified.

Mr. Shan Shikarpuri — DIRECTOR, to serve until the 2011 Annual Meeting of Stockholders or until his successor is elected and qualified.

Mr. George L. Stuart, Jr. — DIRECTOR, to serve until the 2011 Annual Meeting of Stockholders or until his successor is elected and qualified.

Article III, Section B of the Company’s By-Laws currently provide that directors will be classified into three classes as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2009 annual meeting and another class would hold office initially for a term expiring at the 2010 annual meeting. The election for the current class’s term expires at the 2011 annual meeting. At each annual meeting following this classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. Information concerning the current nominees for election as directors at the annual meeting is set forth under “Information about the Board of Directors.”

If Proposal One is adopted, the directors of the Company will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

*	Jugal K. Taneja
*	Carol Dore-Falcone
*	Dr. Barry H. Dash
*	William L. LaGamba

STANDING FOR TWO YEAR TERMS:

*	Dr. Rafick Henein
*	A. Theodore Stautberg
*	Mandeep K. Taneja

STANDING FOR THREE YEAR TERMS:

*	Mihir K. Taneja
*	Dr. Kotha S. Sekharam
*	Shan Shikarpuri
*	George L. Stuart, Jr.

Vote Required

The four candidates receiving the greater of at least one-third of the total votes properly cast by holders of Common Stock in favor of their election shall be elected as directors.

Recommendation

The Board recommends that stockholders vote FOR the election of Mihir K. Taneja, Dr. Kotha S. Sekharam, Shan Shikarpuri and George L. Stuart, Jr.

Unless marked otherwise, proxies received will be voted FOR the election of each nominee.

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 2

APPROVAL OF COMPANY’S AUDITORS

Brimmer, Burek & Keelan LLP

Brimmer, Burek & Keelan LLP (“BBK”) has acted as the Company’s independent public accountants since the fiscal year ended March 31, 2000, and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ending March 31, 2009. In the event that ratification of this selection of auditors is not approved by one-third of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. BBK has no interest, financial or otherwise, in the Company.

A representative of BBK is not expected to be present at the Annual Meeting.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors’ selection of BBK as the Company’s independent auditors for the fiscal year ending March 31, 2009.

Audit Fees. The aggregate fees billed by BBK, for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K as of March 31, 2008 and for the year ended March 31, 2008 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q during such fiscal year were approximately $96,000.

Audit Related Fees. The Company did not engage BBK to provide professional services to the Company regarding audit related matters during the fiscal year ended March 31, 2008.

Tax Fees. The aggregate fees billed by BBK, for professional services rendered for tax advice and related return preparation to the Company for the fiscal year ended March 31, 2008 were approximately $22,000.

All Other Fees. The aggregate fees billed by BBK for services rendered to the Company, other than the services covered above for the fiscal year ended March 31, 2008 was $0.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their judgment on such matters.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

Directors and Executive Officers

The Company’s executive officers and directors and certain information about them, including their ages as of September 5, 2008, are as follows:

Name	Age	Position
Jugal K. Taneja	64	Chairman of the Board and Director
Mihir K. Taneja	33	Chief Executive Officer, Secretary and Director
Dr. Kotha S. Sekharam	58	President and Director
Carol Dore-Falcone	44	Senior Vice President, Chief Financial Officer and Director
Mandeep K. Taneja	34	Vice President, General Counsel and Director
Dr. Barry H. Dash	77	Director
William L. LaGamba	49	Director
Shan Shikarpuri	57	Director
George L. Stuart, Jr.	62	Director
A. Theodore Stautberg	62	Director
Dr. Rafick Henein	68	Director

JUGAL K. TANEJA has served as GeoPharma’s Chairman of the Board since June of 1998. Until June 1998, he also served as Chief Executive Officer for Dynamic Health Products, Inc. Mr. Taneja holds a Bachelors of Science Degree in Mining & Petroleum, a M.S. in Mechanical Engineering at New York University and a MBA from Rutgers University. Although he devotes substantial time to GeoPharma’s operations and business, Mr. Taneja does not devote his full time to GeoPharma’s business. Mr. Taneja is the father of Mihir K. Taneja, GeoPharma’s Chief Executive Officer and Mandeep K. Taneja, GeoPharma’s Vice President and General Counsel.

MIHIR K. TANEJA has served as GeoPharma’s Chief Executive Officer, Secretary and a Director since November 1999. Prior to this he served as GeoPharma’s Vice President of Marketing since June 1998. He also served as Dynamic Health Products, Inc.’s Vice President of Marketing from July 1996 to November 1999. Prior to joining Dynamic Health Products, Inc., Mr. Taneja served as a market and financial analyst for Bancapital Corporation from 1994 to 1996. Mr. Taneja holds Bachelor of Arts degrees in finance and marketing from the University of Miami. Mr. Taneja is the son of Jugal K. Taneja, GeoPharma’s Chairman of the Board and the brother of Mandeep K. Taneja, GeoPharma’s Vice President and General Counsel.

DR. KOTHA S. SEKHARAM currently serves as GeoPharma’s President and a Director. Prior to this, Dr. Sekharam was a founder and director of Nu-Wave Health Products, Inc., a developer and manufacturer of over-the-counter analgesic roll-ons and creams, dietary supplements and health and beauty care products.

Dynamic Health Products, Inc. acquired 80% of Nu-Wave in September 1995 and the additional 20% of Nu-Wave in July 1997. Dr. Sekharam served as President of Nu-Wave from June 1996 through March 1998 and Vice President of Nu-Wave from September 1995 until June 1996. From 1992 until September 1995, he served as Director of Research and Development of Energy Factors, Inc., GeoPharma’s predecessor. He has served as President of Dynamic from June 1996 until October 2000, and has served as GeoPharma’s President since June 1998. Dr. Sekharam holds a Ph.D. in food sciences from Central Food Technological Research Institute, Mysore, India, a United Nations university center and has been employed in the food and health industry since 1982.

CAROL DORE-FALCONE served as GeoPharma’s Vice President and Chief Financial Officer from August 1999 until January 2008, since which time she has served as GeoPharma’s Senior Vice President and a Director, in addition to Chief Financial Officer. She has also served as Vice President and Chief Financial Officer of Dynamic Health Products, Inc. from August 1999 until November 7, 2000. Prior to joining us, Ms. Dore-Falcone was employed as an audit manager with Deloitte & Touche, Certified Public Accountants, where she had served in various capacities since January 1990. Ms. Dore-Falcone is a certified public accountant and holds a B.S. degree in Accounting from Montclair State University and an M.B.A. from the University of Tampa.

MANDEEP K. TANEJA served as GeoPharma’s General Counsel and a Director from October 16, 2007 until January 2008, since which time he has served as GeoPharma’s Vice President, in addition to General Counsel and a Director. Prior to that, he served as a director and President of Dynamic Health Products, Inc. since November 2000, and as Dynamic Health Product’s Chief Executive Officer since December 2002. He served as President of Online Meds Rx, Inc., from June 2000 until November 2000. In addition, he served as Director of Finance for Dynamic Life Korea, Ltd. from April 2000 until November 2001. Prior to that he was employed as an associate of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. Mr. Taneja holds a Bachelor of Arts degree in political science from the University of Rochester as well as Management Certificates in marketing and organizational behavior. He also holds a Juris Doctorate from the University of Miami and is an attorney. Mr. Taneja is the son of Jugal K. Taneja, GeoPharma’s Chairman of the Board and the brother of Mihir K. Taneja, GeoPharma’s Chief Executive Officer.

DR. BARRY H. DASH has served as a Director of GeoPharma since January 2004. In addition, Dr. Dash has been President of Dash Associates, LLC since 1995, where he provides consulting to the pharmaceutical and health care industries. Prior to this he served 31 years as Senior Vice President of American Home Products Corporation, Whitehall-Robins Healthcare, now Wyeth; and served as a professor at Columbia University College of Pharmaceutical Sciences from 1956-1962. Dr. Dash holds a Ph.D. in Medicinal Chemistry and Pharmaceutics from the University of Florida, a MS in Pharmacy and a BS in Pharmaceutical Sciences both from Columbia University.

WILLIAM L. LaGAMBA has served as a Director of GeoPharma since July 2005. Prior to that, he served as President and Chief Operating Officer of DrugMax, Inc. from October 2000 until August 2005. From March 2000 to March 2002, he also served as the DrugMax’s Chief Executive Officer and from November 1999 to October 2000, he also served as DrugMax’s Secretary and Treasurer. From June 1998 until November 1999, Mr. LaGamba served as Chief Executive Officer and a director of of Dynamic Health Products, Inc. He was also a founder and the President of Becan Distributors, Inc. from its inception in January 1997 until it was acquired by DrugMax in November 1999. For 12 years prior to January 1997, Mr. LaGamba served in various capacities for McKesson Drug Company, a large distributor of pharmaceuticals, health and beauty care products and services, and FoxMeyer Drug Company.

SHAN SHIKARPURI has served as a Director of GeoPharma since November 2003. In addition, he is the founding principal of his Palm Harbor accounting firm, Shan Shikarpuri & Associates, P.A., which has been doing business in Florida for the past twenty years. Mr. Shikarpuri earned three degrees from Florida State University, has taught accounting and income tax law at the University of South Florida and the University of Virginia, and has trained auditors at the Office of Inspectors General in Washington, D.C. He is a past president of the Palm Harbor Chamber of Commerce, is active in many civic organizations and is a frequent speaker on tax and accounting issues. In addition, he was a past member of the Tampa Bay Regional Planning Council representing Pinellas County. He has served on the board of directors of the Sun Coast Chapter of the Florida Institute of CPAs and is currently on the board of numerous privately held corporations and not-for-profit organizations in the Tampa Bay area.

GEORGE L. STUART, JR. has served as a Director of GeoPharma since March 2000. Mr. Stuart is the President of George Stuart & Associates, a management consulting firm. From August 2005 to January 2007, Mr. Stuart served as Senior Vice President of Mirabilis Ventures, Inc., a merger and acquisition company headquartered in Orlando, Florida. In addition, Mr. Stuart was the Chief Executive Officer of DoctorSurf.com,

Inc. from December 1999 to July 2000. From July 1997 to December 1999, Mr. Stuart was Vice President and a director of Leapfrog Smart Products, Inc., a high-technology smart card development company in Orlando, Florida. From January 1995 to July 1997, Mr. Stuart was a partner in Stuart/Cloud Enterprises, Ltd., a government relations, business development and organizational consulting firm in Tallahassee, Florida. Mr. Stuart was a Florida State Senator from 1978 through 1990. From January 1991 to January 1995, Mr. Stuart served as the Secretary and Chief Executive Officer of the State of Florida’s Department of Business and Professional Regulation. Mr. Stuart holds a B.A. degree in Economics from the University of Florida and an M.B.A. from Harvard University’s Graduate School of Business.

A. THEODORE STAUTBERG, JR. has served as a Director of GeoPharma since October 2006. Mr. Stautberg is the President, founder and a director of Triumph Resources Corporation and the Chairman of Triumph Securities Corporation. Mr. Stautberg also serves as director of Camterra Resources and serves as a director for several energy companies. Prior to forming Triumph in 1981, Mr. Stautberg was Vice President of Butcher & Singer, Inc. and was an attorney with the Securities and Exchange Commission in Washington D.C. Mr. Stautberg is a graduate of the University of Texas and University of Texas School of Law.

Dr. RAFICK HENEIN has served as a Director of GeoPharma since March 2007. Dr. Henein started his career at Ayerst Laboratories, Inc. in 1971 and served as Senior Vice President, Plant and Distribution Operations from 1983 to 1988. He then joined Novopharm Limited (Canada), first as Executive Vice President, and subsequently as President and Chief Operating Officer before being named President and Chief Executive Officer of Novopharm International. In 1997, Dr. Henein joined IVAX Pharmaceuticals Inc., and served as its President and Chief Executive Officer until 2006. Dr. Henein holds a PhD in pharmaceutical technology from the Academy of Sciences of Hungary and a MSc in pharmaceutical sciences from the Budapest University of Medicine in Hungary. He also has a MBA and a Diploma of Management from McGill University in Montreal, Quebec, Canada. A graduate of the Faculty of Pharmacy, Cairo University, Dr. Henein is a member of the Ontario College of Pharmacists and the Order of Pharmacists of Quebec.

Meetings and Committees of the Board of Directors of GeoPharma

All directors attended more than 75% of the total number of meetings of the Board and committees on which they served. During the fiscal year ended March 31, 2008, the Board of Directors held four meetings.

Committees of the Board of Directors

The Board of Directors has standing Audit , Compensation, Executive and Nominating Committees.

Information concerning the membership and function of each committee is as follows:

BOARD COMMITTEE MEMBERSHIP—MARCH 31, 2008

Name	Audit Committee		Compensation Committee		Executive Committee		Nominating Committee
Jugal K. Taneja
Mihir K. Taneja					*
Dr. Kotha S. Sekharam
Carol Dore-Falcone
Mandeep K. Taneja
Dr. Barry H. Dash	*		*		*	*	*
William L. LaGamba					*
Shan Shikarpuri	*	*					*
George L. Stuart, Jr.			*	*			*
A. Theodore Stautberg	*		*
Dr. Rafick Henein

*	Member of Committee

**	Chairman of Committee

Audit Committee. The Audit Committee is responsible for determining the adequacy of GeoPharma’s internal accounting and financial controls, reviewing the results of the audit of GeoPharma performed by the independent public accountants, and recommending the selection of independent public accountants.

GeoPharma’s Audit Committee consists of Mssrs. Dash, Shikarpuri and Stautberg. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. Mr. Shikarpuri is the audit committee financial expert.

Director Independence

Our Board of Directors has determined that Messrs. Dash, LaGamba, Skikarpuri, Stuart, Stautberg and Heinein are each independent directors, as that term is defined under the National Association of Securities Dealers Automated Quotation System, as of March 31, 2008.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate cash compensation paid during the three fiscal years ended March 31, 2008, 2007 and 2006 to GeoPharma’s Chief Executive Officer and our three most highly compensated executive officers other than our Chief Executive Officer. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year.

Name and Principal Position	Year	Salary $	Bonus $		Stock Awards $		Option Awards $(5)		Total $(9)
Mihir K. Taneja	2008	$264,266	$220,000	(1)	$220,000	(1)	$0		$484,266
Chief Executive Officer	2007	$235,018	$297,600	(2)	$178,560	(2)	$0		$532,618
	2006	$196,425	$200,000	(3)	$120,000	(3)	$487,500	(6)	$883,925

Kotha S. Sekharam, PhD.	2008	$204,279	$80,000	(1)	$80,000	(1)	$0		$284,279
President	2007	$181,784	$0	(2)	$0	(2)	$0		$181,784
	2006	$159,076	$160,000	(3)	$96,000	(4)	$292,500	(7)	$611,576
Carol Dore-Falcone	2008	$189,087	$148,000	(1)	$148,000	(1)	$0		$337,087
Senior Vice President and Chief Financial Officer	2007	$163,295	$198,400	(2)	$119,040	(2)	$0		$361,695
	2006	$151,053	$150,000	(3)	$90,000	(4)	$243,750	(8)	$544,803

Mandeep K. Taneja(10)	2008	$74,945	$136,000	(1)	$136,000	(1)	$0		$210,945
Vice President and General Counsel

Summary Compensation Table Footnotes

(1)	In accordance with the Compensation Committee’s Compensation Incentive Plan (the “CIP”), the Bonus as determined and approved by the Compensation Committee on June 18, 2008, based on audited results for the March 31 fiscal year end. Based on that Compensation Plan management was awarded 80% of their fiscal 2008 salary for the CEO, the CFO and the General Counsel and 40% for the President, which will take the form of 3-year restricted stock. The Nasdaq Capital Market closing price on June 18, 2008 was $2.63.

(2)	In accordance with the compensation committee’s CIP, the Bonus is determined based on audited results for the March 31 fiscal year end. The Bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements and is therefore paid out prorate over the subsequent months of July through December for the previous fiscal year ended March 31. The date of the CIP bonus award was June 20, 2007 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.13.

(3)	In accordance with the compensation committee’s CIP, the Bonus is determined based on audited results for the March 31 fiscal year end. The Bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements and is therefore paid out prorate over the subsequent months of July through December for the previous fiscal year ended March 31. The date of the CIP bonus award was June 12, 2006 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.12.

(4)	As noted in footnote (3) above, the amount represents 60% of the bonus awarded and is awarded in the form of the Company’s common stock with a three-year minimum restrictive legend.

(5)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and Non-Employee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date. Therefore, no stock options were reflected as issued for the fiscal year ended March 31, 2007.

(6)	The amount represents 250,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006. The options vest equally over three years. 50,000 of the 250,000 stock options granted represent Board of Director options granted.

(7)	The amount represents 150,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006. The options vest equally over three years. 50,000 of the 150,000 stock options granted represent Board of Director options granted.

(8)	The amount represents 125,000 stock option granted at an exercise price of $1.95, the closing price of the Nasdaq Capital Market on the date of grant, June 12, 2006.

(9)	The total omits the value presented in “Stock Awards” column as that amount in included in column of the dollar value presented in “Bonus” column.

(10)	Mandeep Taneja commenced his employment with the Company on October 16, 2007. His annualized salary was equivalent to approximately $173,576 per year, through March 31, 2008.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the equity-based awards during the fiscal years ended March 31, 2008, 2007 and 2006, to GeoPharma’s Chief Executive Officer and our three most highly compensated executive officers other than our Chief Executive Officer.

Name and Principal Position	Grant date(3)		All other stock awards: Number of shares of stock
Mihir K. Taneja	06/12/2006	(1)	52,863
Chief Executive Officer	03/31/2007	(2)	107,500
	06/30/2007	(3)	128,661
	06/18/2008	(4)	226,724

Kotha S. Sekharam, PhD.	06/12/2006	(1)	42,291
President	03/31/2007	(2)	70,833
	06/30/2007	(3)	30,000
	06/18/2008	(4)	105,172

Carol Dore-Falcone	06/12/2006	(1)	39,648
Senior Vice President and Chief Financial Officer	03/31/2007	(2)	48,333
	06/30/2007	(3)	72,441
	06/18/2008	(4)	132,069

Mandeep K. Taneja	06/18/2008	(4)	123,793
Vice President and General Counsel

Grants of Plan-based Awards Footnotes:

(1)	In accordance with the Compensation Committee’s Compensation Incentive Plan, (the “CIP”), the bonus is determined based on audited results for the March 31, 2006 fiscal year end. The bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The compensation committee based their approval for the bonus awarded as set forth in the criteria outlined in the CIP. The timing of the determination and the issuance of the CIP bonus award is contingent on the completion of the audit of the Company financial statements. The date of the CIP bonus award was June 12, 2006 and the closing price on Nasdaq Capital Market of the Company’s common stock on that date was $4.12.

(2)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and Non-Employee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date.

(3)	In accordance with the Compensation Committee’s CIP, the bonus is determined on audited results for the fiscal year ended March 31, 2007. The bonus amount is comprised of 40% cash and 60% in 3-year restricted stock. The date of the CIP award was June 29, 2007 and the closing price of the Company’s common stock was $3.99.

(4)	In accordance with the CIP as approved by the Compensation Committee, the bonus was 80% of salary for the CEO, CFO and General Counsel, and was 40% of salary for the President, and was awarded entirely in the form of 3-year restricted stock. The closing price of the stock was $2.63. In addition, 3-year restricted stock was awarded as a part of the 2008/2009 fiscal year executive’s compensation. The CEO received 75,000 shares, the President received 50,000 shares, the CFO and the General Counsel each received 30,000 shares.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding unexercised options, unvested shares of common stock and any awards under an equity incentive plan as of March 31, 2008 for GeoPharma’s Chief Executive Officer and our three most highly compensated executive officers other than the Chief Executive Officer.

Name	Number of Securities Underlying Unexercised Options # Exercisable		Number of Securities Underlying Unexercised Options # Unexercisable(3)	Option Exercise Price $	Option Expiration Date
Mihir K. Taneja	54,000		0	$2.00	12/01/2010
Chief Executive Officer	30,000		0	$1.00	04/01/2011
	21,500		0	$0.80	04/01/2012
	100,000		0	$0.85	06/20/2012
	25,000		0	$0.80	04/01/2013
	16,667		0	$6.15	04/01/2014
	133,333		0	$4.55	09/01/2014
	83,334		0	$1.95	06/07/2015

	463,834	(1)

Kotha S. Sekharam	54,000		0	$2.00	12/01/2010
President	30,000		0	$1.00	04/01/2011
	25,000		0	$0.80	04/01/2012
	50,000		0	$0.85	06/20/2012
	25,000		0	$0.80	04/01/2013
	16,667		0	$6.15	04/01/2014
	100,000		0	$4.55	09/01/2014
	50,000		0	$1.95	06/07/2015

	350,667	(2)

Carol Dore-Falcone	36,600		0	$2.00	12/01/2010
Senior Vice President and Chief Financial Officer	33,333		0	$0.85	06/20/2012
	66,666		0	$4.55	09/01/2014
	41,667		0	$1.95	06/07/2015

	178,266

Mandeep K. Taneja	—		0	$—	—
Vice President and General Counsel

Outstanding Equity Awards at Fiscal Year-End Footnotes:

(1)	Of the 463,834 vested stock options, 113,834 stock options represent options issued as a member of the Board of Directors.

(2)	Of the 350,667 vested stock options, 117,334 stock options represent options issued as a member of the Board of Directors.

(3)	Effective March 31, 2007, pursuant to the Compensation Committee’s Stock Option Conversion Plan, the Company exchanged all unvested stock options issued under its 1999 Employee and Non-Employee Stock Option Plans, based on an exchange formula that, among other things, was based on the exercise price on the date of grant and the market value on the March 31, 2007 effective date. Therefore, no stock options were unvested as of the fiscal year ended March 31, 2007.

DIRECTOR COMPENSATION

GeoPharma reimburses each of our directors for reasonable expenses incurred in attending meetings of our Board of Directors. Each non-employee director receives compensation in the form of a fee of $3,750 per quarter, effective April 1, 2007, increased from $2,500 per quarter. Prior to April 1, 2007, all directors were eligible to receive stock options under the Company’s 1999 Stock Option Plan. Effective with the term beginning April 2005, the Company established a policy providing that all directors will receive 50,000 stock options and non officer directors are eligible to receive 5,000 shares of restricted stock per fiscal year if they attend at least two meetings in such fiscal year. The options granted under this policy to directors were exercisable in accordance with a three-year vesting schedule from date of grant, provided that should any director resign prior to the end of the relevant term of office, the options granted for during such fiscal term shall be immediately forfeited. Effective March 31, 2007, the Company exchanged all unvested stock options into the Company’s restricted common stock based on an exchange formula pursuant to the Company’s Compensation Committee Plan. Commencing with the fiscal year ended March 31, 2008, all directors shall receive 10,000 shares of the Company’s 3-year restricted common stock, and the Chairman of the Board shall receive 15,000 restricted common shares.

Name	Fees Earned or Paid in Cash $	Stock Awards $(1)	Option Awards $	Total $
Jugal K. Taneja,	$15,000	$39,450	$0	$54,450
Chairman of the Board

Shan Shikarpuri,	$15,000	$26,300	$0	$41,300
Director

George Stuart, Jr.,	$15,000	$26,300	$0	$41,300
Director

Dr. Barry Dash,	$15,000	$26,300	$0	$41,300
Director

William LaGamba,	$15,000	$26,300	$0	$41,300
Director

A. Theodore Stautberg,	$15,000	$26,300	$0	$41,300
Director

Dr. Rafick Henein,	$15,000	$26,300	$0	$41,300
Director

Mihir K. Taneja,	$—	$26,300	$0	$26,300
Chief Executive Officer,
Director

Kotha S. Sekharam,	$—	$26,300	$0	$26,300
President,
Director

Carol Dore-Falcone,	$—	$26,300	$0	$26,300
Senior Vice President,
Chief Financial Officer,
Director

Mandeep K. Taneja,	$—	$26,300	$0	$26,300
Vice President,
General Counsel,
Director

Director Compensation Footnote:

(1)	The stock award represents closing price of $2.63 on June 18, 2008, the date of the grant, for the 2008/2009 fiscal term. All Board members receive 10,000 three-year restricted shares with the exception of the Chairman of the Board, who receives 15,000 restricted shares.

Compensation Discussion and Analysis

The objectives of GeoPharma’s compensation program are as follows:

•

Reward performance that drives substantial increases in shareholder value, as evidenced through both future increases in revenues, improvements in our operating profits, penetration into new target markets and increased market price of our common shares; and

•	Attract, hire and retain our experienced executives given our specialized industries in which we operate and have targeted to operate in and our overall risk profile.

The compensation level of our Chief Executive Officer (“CEO”), our President, our Chief Financial Officer (“CFO”), and our General Counsel in general is comparable to other industry executives, and reflects their unique positions and incentive to positively affect our future operating performance and shareholder value. Our CEO’s, our President’s, our CFO’s and our General Counsel’s compensation is heavily weighted toward equity compensation, primarily through restricted stock grants, to provide a relatively strong personal economic incentive for these executives to increase our revenue, our profits as well as increase the market price of our common shares. Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, has been developed in the Company’s Compensation Incentive Plan (“CIP”). Executive compensation is primarily paid or granted pursuant to the Company’s CIP and each executive’s formal compensation agreement all of which is approved annually by the Board’s independent Compensation Committee. Compensation adjustments are made occasionally based on changes in an executive’s level of responsibility or on changed local and specific executive employment market conditions.

Employment Arrangements

Effective April 1, 2004, the Company renewed employment agreements with each of its officers, Mihir K. Taneja, Chief Executive Officer, Kotha S. Sekharam, President, and Carol Dore-Falcone, Senior Vice President and Chief Financial Officer, for a three year term, at annual salaries of $240,000, $170,000 and $160,000, plus benefits, respectively, through the fiscal year ended March 31, 2007. The agreements provided for annual increases as approved by the Compensation Committee and the Board.

Effective April 1, 2008, the Company entered into a new employment agreement with each of its officers, Mihir K. Taneja, Chief Executive Officer, Kotha S. Sekharam, President, and Carol Dore-Falcone, Senior Vice President and Chief Financial Officer, and Mandeep K. Taneja, Vice President and General Counsel, for a three year term, at base annual salaries of $300,000, $225,000, $200,000 and $200,000, respectively, through the fiscal year ended March 31, 2011. For fiscal years beginning 2009 and thereafter, each agreement provides for the appointment of an independent consultant to review base salaries with reference to prevailing competitive standards for comparable positions in organizations similar to the Company. In addition, each agreement contains provisions for payment of bonuses and other benefits, and termination with cause or without cause.

Officers and employees are permitted to participate in our benefits and employee benefit plans that may be in effect from time to time, to the extent eligible, and each employee is entitled to receive an annual bonus as determined in the sole discretion of our Compensation Committee and the Board of Directors annually based on the Committee and the Board’s evaluation of the officer’s or employee’s performance as well as the Company’s financial performance as documented in the Company’s Compensation Incentive Plan.

Employee and Non-Employee Stock Option Plans

1999 Employee Stock Option Plan

On September 30, 1999, our Board of Directors and our sole stockholder at that time adopted our 1999 Stock Option Plan. The 1999 plan will enable us to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The 1999 plan will allow the grant of options to purchase a maximum aggregate of 1,000,000 shares of common stock to our officers, directors, or other key employees and consultants. The plan was amended on May 18, 2004 based on shareholder approval, increasing the number of shares to a total of 1,500,000 shares of common stock.

The Board of Directors or a committee of the Board may administer the 1999 plan, and has complete discretion to select the optionees and terms and conditions of each option, subject to the provisions of the 1999 plan. Options granted under the 1999 plan may be “incentive stock options” as defined in Section 411 of the Internal Revenue Code of 1986 or so-called nonqualified options.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the company). The Internal Revenue Code currently limits to $100,000 the aggregate value of common stock that may be acquired in any one year pursuant to incentive stock options under the 1999 plan or any other option plan adopted by a company.

Nonqualified options may be granted under the 1999 plan at an exercise price of not less than 100% of the fair market value of the common stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of common stock that may be acquired pursuant to such options in any one year.

Subject to the limitations contained in the 1999 plan, options become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934 may be exercised during the first six months after such option is granted.

Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (twelve months in the case of termination by reason of death or disability) following termination of employment. Any options which were not fully vested and exercisable on the date of such termination would immediately be cancelled concurrently with the termination of employment.

Options granted under the 1999 plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the company). Options granted under the 1999 plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1999 plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1999 plan is effective for ten years, unless sooner terminated or suspended.

Employees

The following represents the employees’ common stock options outstanding as of March 31, 2008:

Option balance outstanding, March 31, 2007	393,083
Granted	—
Exercised	(10,000)
Forfeited	—

Option balance outstanding, March 31, 2008	383,083

The following represents the employees’ common stock options outstanding as of March 31, 2007:

Option balance outstanding, March 31, 2006	648,417
Granted	—
Exercised	(38,667)
Forfeited	(216,667)

Option balance outstanding, March 31, 2007	393,083

Effective March 31, 2007, the Compensation Committee adopted the Stock Option Conversion Plan whereby all unvested stock options were to be converted to 3-year restricted stock based on a predetermined exchange formula. Of the total 216,667 forfeited, the 66,667 stock options forfeited is the result of this exchange with the Company charging $298,678 in the current year to stock option expense; the $298,678 charged to stock option expense represents the excess value of the restricted stock received versus the value of the unvested stock option forfeited. $1,536,947 was recorded as a deferred compensation asset that will be amortized over three years, the life of the restricted stock. Therefore, as of March 31, 2007 no stock options were unvested with the remaining 393,083 stock options outstanding being vested.

The following represents the employees’ common stock options outstanding as of March 31, 2006:

Option balance outstanding, March 31, 2005	633,200
Granted	150,000
Exercised	(101,783)
Forfeited	(33,000)

Option balance outstanding, March 31, 2006	648,417

Effective January 1, 2006, the Board approved the grant of 150,000 options to a Company employee hired as President for Belcher. The exercise price of the granted options was $3.60 which was the closing price of the Company’s stock on January 3, 2006. Forfeited options represent options granted to one or more employees of record whose employment is terminated, voluntarily or involuntarily, and based on their termination date, such options were considered nonvested. As of March 31, 2006, of the 648,417 options outstanding, 371,417 options were vested with 277,000 options being nonvested.

Officers

The following represents the officers’ common stock options outstanding as of March 31, 2008:

Option balance outstanding, March 31, 2007	494,932
Granted	—
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2008	494,932

The following represents the officers’ common stock options outstanding as of March 31, 2007:

Option balance outstanding, March 31, 2006	1,144,933
Granted	—
Exercised	—
Forfeited	(650,001)

Option balance outstanding, March 31, 2007	494,932

Effective March 31, 2007, the Compensation Committee adopted the Stock Option Conversion Plan whereby all unvested stock options were to be converted to 3-year restricted stock based on a predetermined exchange formula. The 650,001 stock options forfeited is the result of this exchange with the Company charging $298,678 in the current year to stock option expense; the $298,678 charged to stock option expense represents the excess value of the restricted stock received versus the value of the unvested stock option forfeited. $1,536,947 was recorded as a deferred compensation asset that will be amortized over three years, the life of the restricted stock. Therefore, as of March 31, 2007 no stock options were unvested with the remaining 494,932 stock options outstanding being vested.

On June 7, 2005, the Board awarded the officers of the Company 375,000 options at an exercise price of $1.95 which was the closing price of the Company’s stock on the date of the grant. As of March 31, 2006, of the 1,144,933 options outstanding, 469,933 of those options were vested with 675,000 options being nonvested.

The following represents the officers’ common stock options outstanding as of March 31,2006:

Option balance outstanding, March 31, 2005	769,933
Granted	375,000
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2006	1,144,933

On June 7, 2005, the Board awarded the officers of the Company 375,000 options at an exercise price of $1.95 which was the closing price of the Company’s stock on the date of the grant. As of March 31, 2006, of the 1,144,933 options outstanding, 469,933 of those options were vested with 675,000 options being nonvested.

1999 Non-Employee Stock Option Plan

On September 30, 1999, our Board of Directors and sole stockholder adopted our 1999 non-employee stock option plan. The 1999 non-employee plan enables us to attract and retain top-quality directors and consultants and to provide such directors and consultants with an incentive to enhance stockholder return. The 1999 non-employee plan allows the grant of options to purchase a maximum aggregate of 500,000 shares of common stock to non-employee directors. The plan was amended on May 18, 2004 based on shareholder approval, increasing the number of shares to a total of 1,000,000 shares of common stock.

The Board of Directors or a committee of the Board may administer the 1999 non-employee plan, and has complete discretion to select the optionees and terms and conditions of each option, subject to the provisions of the 1999 non-employee plan. Options granted under the 1999 non-employee plan will not be “incentive stock options” as defined in Section 411 of the Internal Revenue Code of 1986, they will be so-called nonqualified options.

Nonqualified options may be granted under the 1999 non-employee plan at an exercise price of not less than 100% of the fair market value of the common stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of common stock that may be acquired pursuant to such options in any one year.

Subject to the limitations contained in the 1999 non-employee plan, options become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of services for us or for any other reason. No option held by persons subject to Section 16 of the Securities Exchange Act of 1934 may be exercised during the first six months after such option is granted.

Unless otherwise provided in the applicable stock option agreement, upon termination of engagement of an optionee, all options that were then exercisable would terminate three months (twelve months in the case of termination by reason of death or disability) following termination of services. Any options which were not fully vested and exercisable on the date of such termination would immediately be cancelled concurrently with the termination.

Options granted under the 1999 non-employee plan may not be exercised more than ten years after the grant. Options granted under the 1999 non-employee plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1999 non-employee plan, shares subject to cancelled or terminated options are reserved for subsequently granted options.

The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1999 non-employee plan is effective for ten years, unless sooner terminated or suspended. We will not grant any options under the 1999 non-employee plan until the plan is appropriately registered pursuant to Florida Statutes or an exemption therefrom is available.

The following represents the non-employee common stock options outstanding as of March 31, 2008:

Option balance outstanding, March 31, 2007	1,020,169
Granted	—
Exercised	—
Forfeited	—

Option balance outstanding, March 31, 2008	1,020,169

The following represents the non-employee common stock options outstanding as of March 31, 2007:

Option balance outstanding, March 31, 2006	1,418,497
Granted	400,000
Exercised	(61,665)
Forfeited	(736,663)

Option balance outstanding, March 31, 2007	1,020,169

Effective March 31, 2007, the Compensation Committee adopted the Stock Option Conversion Plan whereby all unvested stock options were to be converted to 3-year restricted stock based on a predetermined exchange formula. The 736,663 stock options forfeited is the result of this exchange with the Company charging $298,678 in the current year to stock option expense; the $298,678 charged to stock option expense represents the excess value of the restricted stock received versus the value of the unvested stock option forfeited. $1,536,947 was recorded as a deferred compensation asset that will be amortized over three years, the life of the restricted stock. Therefore, as of March 31, 2007 no stock options were unvested with the remaining 1,020,169 stock options outstanding being vested.

On June 7, 2005 the Board of Directors were granted 650,000 options at an exercise price of $1.95 based on the Company’s stock closing price on the date of grant. As of March 31, 2006, of the 1,418,497 options outstanding, 338,499 of those options were vested with 1,079,998 options being nonvested.

The following represents the non-employee common stock options outstanding as of March 31, 2006:

Option balance outstanding, March 31, 2005	866,665
Granted	650,000
Exercised	(98,168)
Forfeited	—

Option balance outstanding, March 31, 2006	1,418,497

On June 7, 2005 the Board of directors were granted 650,000 options at an exercise price of $1.95 based on the Company’s stock closing price on the date of grant. As of March 31, 2006, of the 1,418,497 options outstanding, 338,499 of those options were vested with 1,079,998 options being nonvested. The following represents the non-employee common stock options outstanding as of March 31, 2005:

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K, as filed with the SEC on June 30, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports of their ownership and changes in ownership of our securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports and written representations that no other reports were required, we believe that all filing requirements applicable to our officers, directors and greater than 10% shareholders were satisfied during the year ended March 31, 2008.

Certain Relationships and Related Transactions

The Company has entered into transactions and business relationships with certain of our officers, directors and principal stockholders or their affiliates.

Revenues: For the fiscal years ended March 31, 2008 and 2007, manufacturing revenues of approximately $972,162 and $723,696, respectively, were recorded from sales by the Company to Vitality Systems, Inc., an affiliate of the Company, and of which Jugal K. Taneja, the Chairman of the Board of the Company, is a shareholder.

Trade Accounts Receivable/Trade Accounts Payable—Amounts due to affiliates and amounts due from affiliates represent balances owed by or amounts owed to the Company for sales occurring in the normal course of business. Amounts due to and amounts due from these affiliates are in the nature of trade payables or receivables and fluctuate based on sales volume and payments received.

As of March 31, 2008 and 2007, for the manufacturing segment, $37,471 and $182,199, respectively, was due from Vitality Systems, Inc.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of GeoPharma’s securities as of June 20, 2008 and on that date, 15,843,160 shares were outstanding:

•	by each person who is known by us to beneficially own more than 5% of our securities;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Title of Class	Name and Address of Beneficial Owner(1)(3)	Amount and Nature of Beneficial Ownership(2)	Approximate Percent of Class (%)
Common	Jugal K. Taneja	3,781,924	25.0%
Common	Mihir K. Taneja	1,786,529	11.7%
Common	Kotha S. Sekharam, PhD	975,895	6.1%
Common	Carol Dore-Falcone	557,257	3.7%
Common	Mandeep K. Taneja	491,394	3.3%
Common	William L. LaGamba	362,423	2.5%
Common	Shan Shikarpuri, CPA	124,334	0.8%
Common	Barry H. Dash, PhD	117,334	0.7%
Common	George Stuart, Jr.	102,865	0.7%
Common	Carnegie Capital	965,438	6.5%
Common	A. Theodore Stautberg	38,000	0.3%
Common	Rafick Henein, PhD	20,000	0.1%
Common	All officers and directors as a group (11 persons)	9,268,218	56.7%

(1)	Except as noted above, the address for the above identified officers and directors of the Company is c/o GeoPharma, Inc., 6950 Bryan Dairy Road, Largo, Florida 33777.

(2)	Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them. Percentages are based upon the assumption that each shareholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other shareholder has exercised any options he or she owns. The individual beneficial ownership amounts presented include exercisable, vested stock options within the beneficial owners total amount owned as follows: Jugal Taneja includes 306,667 vested options; Mihir Taneja includes 463,834 vested options; Kotha Sekharam includes 350,667 vested options; Carol Dore-Falcone includes 178,266 vested options; William LaGamba includes 16,667 vested options; Shan Shikarpuri includes 66,667 vested options; Barry Dash includes 56,667 vested options, George Stuart, Jr. includes 44,000 vested options and Mandeep Taneja has no options.

(3)	The following factors have been taken into consideration in calculating the amount and nature of beneficial ownership in GeoPharma:

•

Dr. Kotha Sekharam’s beneficially owned shares include approximately 9,223 shares beneficially owned by Madhavi Sekharam, Dr. Sekharam’s wife, as to which Dr. Sekharam exercises no investment or voting power and disclaims beneficial ownership.

•

Jugal K. Taneja’s beneficially owned shares include approximately 364,207 shares beneficially owned by his wife Manju Taneja. Mr. Taneja exercises no investment or voting power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares.

•

Jugal K. Taneja’s beneficially owned shares exclude 965,438 shares beneficially owned by Carnegie Capital, Ltd. listed as an over 5% holder but includes, approximately 60,856 shares beneficially owned by First Delhi Trust with JB Capital owning 16,380. Mr. Taneja is the general partner of both Carnegie Capital, Ltd. and First Delhi Trust, and holds sole voting and investment power over these shares.

STOCKHOLDER PROPOSALS FOR

PRESENTATION AT THE 2009 ANNUAL MEETING

Any stockholder intending to present a proposal at the 2009 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company’s By-Laws, submit such proposal to Mihir K. Taneja, Secretary, in writing no later than June 30, 2009. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

The Company’s Annual Report and Quarterly filings are available on the Company’s website, www.geopharmainc.com, under the “For Investors” tab and further under “SEC Filings”. Stockholders may obtain a copy of this report, without charge, by writing to: GeoPharma, Inc. 6950 Bryan Dairy Road, Largo, Florida 33777.

By Order of the Board of Directors,

/s/ Mihir K. Taneja
Mihir K. Taneja Chief Executive Officer

September 12, 2008

PROXY	PROXY

GEOPHARMA, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON OCTOBER 16, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Carol Dore-Falcone and Mandeep Taneja, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of GeoPharma, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on October 16, 2008 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2

1.	Election of Directors	For	Withhold

Nominees:
	Mihir K. Taneja	☐	☐
	Dr. Kotha S. Sekharam	☐	☐
	Shan Shikarpuri	☐	☐
	George L. Stuart, Jr.	☐	☐

		For	Against	Abstain
2.	Proposal to ratify the selection of Brimmer, Burek & Keelan LLP as the Company’s independent auditors for fiscal year 2009.	☐	☐	☐

If you plan to attend the Annual Meeting please mark this box ☐

Dated: , 2008

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE